UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.

 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202

 (Address of principal executive offices) (Zip code)

Michael P. Malloy
Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, Pennsylvania 19103-6996

 (Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 - December 31, 2010

Item 1 - Reports to Stockholders

Annual Report to Stockholders December 31, 2010

1-800-624-4190 • www.blu.com	1

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	February 8, 2011

Our research-driven disciplined investment process focuses on companies that seek to generate high levels of free cash flow, high returns on capital and lower volatility. Last year we had expected that the market would begin to reward these types of companies in the second year of a recovery. Unfortunately, in 2010 the Fund’s portfolio NAV return of 2.34% continued to meaningfully lag the S&P 500 Index return of 15.06%.

Turning to the portfolio, Union Pacific, a railroad operator, within the transportation sector was one of the Fund’s top performers during the year. Increased rail volume during the year led to substantial operating leverage and increased profit margins. Our research indicates that Union Pacific should continue to realize further operating efficiencies and continued growth in its free cash flow. Union Pacific’s performance helped contribute to the transportation sector’s outperformance.

The Fund’s best performing stock was Macy’s department store. The company continued its turnaround with improved same store sales and accelerated cash flows. Management also sought to strengthen the balance sheet by paying down debt. Late in the year we reduced the Fund’s position as the stock approached our price target. Led by Macy’s, the consumer cyclical sector was among the Fund’s top performing sectors.

Bank of America was among the Fund’s worst performing stocks during 2010. We believe that credit and economic activity are continuing to slowly recover. However, the combination of worse than expected impact from financial regulatory reform and growing concerns about the impact of poor mortgage origination practices overwhelmed these fundamentals. Prior to year-end, we sold the stock given the uncertain time frame for company management to bring resolution to these issues. Other Fund holdings within the interest rate sensitive sector performed better, leading to it being among the Fund’s top performing sectors.

Communications sector holding Cisco, a designer and manufacturer of Internet protocol-based networking and other communications products, delivered a disappointing earnings report and reduced expectations for demand. This guidance put downward pricing pressure on the stock, causing it to be one of the worst performing stocks in the portfolio.

We continue to focus on adapting to what remains a very difficult investing environment, though one that we believe contains significant investment opportunity. Amidst high levels of government intervention, from Federal Reserve policies to the implementation of healthcare and financial reform, job growth remains difficult to achieve.

2	Annual Report December 31, 2010

As always, we continue to spend considerable effort evaluating our investment approach looking for ways to improve upon our processes. We expect that our focus on companies with strong fundamentals that are undervalued by the market will be rewarded in 2011.

As you may know, stockholders have approved the reorganization of your Fund into Westcore Blue Chip Fund. We anticipate the conversion date of your account to be approximately March 28, 2011. Confirmation of your shares of Westcore Blue Chip Fund will be mailed in a timely manner following the conversion. If you have any questions, or would like to know more about the many investment options that will be available to you as a Westcore Funds shareholder, please call toll-free (800) 392-2673 or visit www.westcore.com.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 • www.blu.com	3

Sector Diversification in Comparison to S&P 500 as of December 31, 2010*

	Fund	S&P 500
Basic Materials	9.2%	3.8%
Capital Goods	4.4%	8.4%
Commercial Services	5.3%	2.2%
Communications	4.4%	7.3%
Consumer Cyclical	8.8%	11.8%
Consumer Staples	10.5%	9.5%
Energy	11.0%	11.9%
Interest Rate Sensitive	12.4%	15.0%
Medical/Healthcare	10.8%	10.5%
REITs	0.0%	1.4%
Technology	11.4%	12.7%
Transportation	4.7%	2.0%
Utilities	5.9%	3.5%
Short-Term Investments	1.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of December 31, 2010

Return	3 Mos.	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	7.19%	2.34%	(5.92%)	(0.60%)	1.35%
Blue Chip Value Fund – Market Price	13.64%	18.33%	(6.09%)	(3.49%)	1.63%
S&P 500 Index	10.76%	15.06%	(2.85%)	2.29%	1.41%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’ s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’ s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The Fund’ s gross expense ratio for the twelve months ended December 31, 2010 was 1.41%

4	Annual Report December 31, 2010

Comparison of Change in Value of $10,000 Investment in Blue Chip Value Fund versus the S&P 500 Index

This chart compares the change in market price and net asset value of an investment of $10,000 in the Fund since January 1, 2001, compared to the S&P 500 Index. The comparison assumes the reinvestment of all distributions and full participation in any “rights offerings” during the period.

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/2001. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information and disclosures on page 4.

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History of Market Price and Net Asset Value January 1, 2001 through December 31, 2010

 This chart shows the change in the Fund’s market price and net asset value on a per share basis since January 1, 2001, along with the annual distribution totals.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

[1]Reflects the actual market price of one share as it has traded on the NYSE.

[2]Reflects the actual NAV of one share.

[3]The graph above includes the distribution totals on a book basis since January 1, 2001, which equal $4.6078 per share. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the next page.

  [4]Rounded.

6	Annual Report December 31, 2010

Historical Sources of Distributions January 1, 2001 through December 31, 2010

				Total	Total
	Net			Amount of	Amount of
	Investment	Capital	Return of	Distribution	Distribution
Year	Income	Gains	Capital	(Tax Basis)	(Book Basis)
2001	$0.041200	$0.362500	$0.336300	$0.740000	$0.740000
2002	$0.035100	$0.000000	$0.524900	$0.560000	$0.560000
2003	$0.013600	$0.000000	$0.496400	$0.510000	$0.510000
2004	$0.028300	$0.531700	$0.000000	$0.560000	$0.560000
2005	$0.015000	$0.112800	$0.442200	$0.570000	$0.570000
2006	$0.018200	$0.126000	$0.435800	$0.580000	$0.580000
2007	$0.014600	$0.211800	$0.213600	$0.440000	$0.580000
2008	$0.018000	$0.007300	$0.464700	$0.490000	$0.420000
2009	$0.016294	$0.000000	$0.123706	$0.140000	$0.070000
2010	$0.017800	$0.000000	$0.000000	$0.017800	$0.017800
Totals	$0.218094	$1.352100	$3.037606	$4.607800	$4.607800

% of Total
Distribution	4.73%	29.35%	65.92%	100%

1-800-624-4190 • www.blu.com	7

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     On February 8, 2011 the Fund’s Board of Directors terminated the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) effective March 10, 2011.

     The final dividend or capital gains distribution, if any, declared and paid immediately prior to the closing of the reorganization will be paid entirely in cash, even to those shareholders who participated in the Plan.

     Effective March 10, 2011 participating stockholders are no longer permitted to make additional cash investments to acquire additional shares of the Fund.

     Until March 10, 2011 you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

     Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

8	Annual Report December 31, 2010

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

PORTFOLIO MANAGEMENT TEAM OF BLUE CHIP VALUE FUND

     Kris Herrick, CFA, Partner, Director of Value Research and Portfolio Manager, joined Denver Investments in 2000. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 1997). He has 14 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

     Mark Adelmann, CFA, CPA, Partner and Portfolio Manager/Analyst, joined Denver Investments in 1995. He has 32 years total investment experience and has been the Fund’s portfolio manager since June 3, 2002.

     Derek Anguilm, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2000. Prior to joining the firm he was with EVEREN Securities (since 1999). He has 12 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

     Troy Dayton, CFA, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2002. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 2001) and Dresdner RCM Global Investors (since 1998). He has 15 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

     Lisa Ramirez, CFA, Partner and Portfolio Manager/Analyst, joined Denver Investments as a portfolio administrator in 1993. She became an analyst on the Mid-Cap Growth team in 1997 and joined the Value team in 2005. She has 18 years total investment experience and joined the Fund’s portfolio management team on April 30, 2009.

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INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

     The list below provides certain information about the identity and business experience of the directors and officers of the Fund.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA1
Age: 66

Position(s) Held with the Fund:
President and Director

Term of Office2 and Length of Time Served:
President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2013.

Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC (since 2004); President, Westcore Trust (since 2005);
President, Denver Investment Advisors LLC and predecessor organizations (1983-2004);
Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005);
Portfolio Co-Manager, Westcore Select Fund (2001-2005).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

KENNETH V. PENLAND, CFA1
Age: 68

Position(s) Held with the Fund:
Chairman of the Board and Director

Term of Office2 and Length of Time Served:
Chairman of the Board and Director since 1987. Term as Director expires in 2012.

Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001);
President, Westcore Trust (1995-2001)
Trustee, Westcore Trust (2001-2005).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

10	Annual Report December 31, 2010

INDEPENDENT DIRECTORS

RICHARD C. SCHULTE1
Age: 66

Position(s) Held with the Fund:
Director

Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2011.

Principal Occupations During the Past Five Years:
Private Investor;
President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993-1996);
Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

ROBERTA M. WILSON, CFA1
Age: 67

Position(s) Held with the Fund:
Director

Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2012.

Principal Occupations During the Past Five Years:
Management consultant and coach (since 1998);
Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

LEE W. MATHER, JR.1
Age: 67

Position(s) Held with the Fund:
Director

Term of Office2 and Length of Time Served:
Director since 2001. Term expires in 2011.

Principal Occupations During the Past Five Years:
Director, American Rivers (conservation organization) (2000-2006);
Investment Banker, Merrill Lynch & Co. (1977-2000).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

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OFFICERS

MARK M. ADELMANN, CFA, CPA
Age: 53

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:
Vice President

Term of Office2 and Length of Time Served:
Vice President since 2002.

Principal Occupations During the Past Five Years:
Vice President (since 2000) and member (since 2001), Denver Investment Advisors LLC;
Research Analyst, Denver Investment Advisors LLC (since 1995);
Portfolio management team member, Westcore Trust (since 2002).

NANCY P. O’HARA
Age: 52

One Logan Square
Suite 2000
Philadelphia, PA 19103

Position(s) Held with the Fund:
Secretary

Term of Office2 and Length of Time Served:
Secretary since 2007.

Principal Occupations During the Past Five Years:
Counsel (since 2009) and Associate (1999-2009) of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA, CFA5
Age: 42

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:
Treasurer, Chief Compliance Officer

Term of Office2 and Length of Time Served:
Treasurer since 1997, Chief Compliance Officer since 2004.

12	Annual Report December 31, 2010

Principal Occupations During the Past Five Years:
Vice President, Denver Investment Advisors LLC (since 2000);
Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997);
Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997);
Registered Representative, ALPS Distributors, Inc. (since 1995).

NOTES

*	These directors each may be deemed to be an “interested director” of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund’s investment adviser and their positions as officers of the Fund.
1.	Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.
2.	The Fund’s By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.
3.	The Fund complex is comprised of sixteen portfolios, the Fund, twelve Westcore Funds, the Dunham Small-Cap Value Fund, the Columbia Variable Portfolio-Partners Small-Cap Value Fund and the Northern Trust Multi-Manager Small Cap Fund.
4.	Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.
5.	Mr. Frontz also serves as Treasurer and Chief Compliance Officer of Westcore Trust.

1-800-624-4190 • www.blu.com	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
February 15, 2011

14	Annual Report December 31, 2010

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2010
			Market
	Shares	Cost	Value
COMMON STOCKS – 99.29%
BASIC MATERIALS – 9.23%
Chemicals – 1.42%
Ecolab Inc.	30,800	$1,466,404	$1,552,936

Forestry & Paper – 4.32%
Ball Corp.	33,140	1,730,853	2,255,177
International Paper Co.	90,400	2,080,645	2,462,496
		3,811,498	4,717,673
Non-Ferrous Metals – 2.24%
Freeport-McMoRan Copper & Gold Inc.	20,300	2,164,790	2,437,827

Specialty Chemicals – 1.25%
Agrium Inc. (Canada)	14,800	996,989	1,357,900

TOTAL BASIC MATERIALS		8,439,681	10,066,336

CAPITAL GOODS – 4.48%
Aerospace & Defense – 2.50%
General Dynamics Corp.	20,000	1,308,297	1,419,200
Raytheon Co.	28,200	1,332,958	1,306,788
		2,641,255	2,725,988
Industrial Products – 1.98%
ITT Corp.	41,500	2,262,638	2,162,565

TOTAL CAPITAL GOODS		4,903,893	4,888,553

COMMERCIAL SERVICES – 5.40%
Business Products & Services – 2.86%
Quanta Services Inc.**	102,800	3,142,231	2,047,776
Xerox Corp.	92,700	1,065,376	1,067,904
		4,207,607	3,115,680
IT Services – 1.28%
Computer Sciences Corp.	28,250	1,480,036	1,401,200

Transaction Processing – 1.26%
The Western Union Co.	73,700	1,209,116	1,368,609

TOTAL COMMERCIAL SERVICES		6,896,759	5,885,489

COMMUNICATIONS – 4.47%
Networking – 1.01%
Cisco Systems Inc.**	54,100	1,270,414	1,094,443

Telecomm Equipment & Solutions – 3.46%
QUALCOMM Inc.	38,600	1,743,269	1,910,314
Research In Motion Ltd. (Canada)**	32,100	1,973,570	1,865,973
		3,716,839	3,776,287

TOTAL COMMUNICATIONS		4,987,253	4,870,730

1-800-624-4190 • www.blu.com	15

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
CONSUMER CYCLICAL – 8.85%
Apparel & Footwear Manufacturers – 3.20%
Nike Inc. – Class B	21,250	$1,334,757	$1,815,175
VF Corp.	19,500	1,494,236	1,680,510
		2,828,993	3,495,685
Department Stores – 1.77%
Macy’s Inc.	76,500	1,368,413	1,935,450

Other Consumer Services – 1.27%
Expedia Inc.	55,000	1,277,428	1,379,950

Recreation & Leisure – 1.50%
Mattel Inc.	64,200	1,634,924	1,632,606

Restaurants – 1.11%
Darden Restaurants Inc.	26,140	827,011	1,213,941

TOTAL CONSUMER CYCLICAL		7,936,769	9,657,632

CONSUMER STAPLES – 10.56%
Beverages: Non-Alcoholic – 1.69%
Dr Pepper Snapple Group Inc.	52,400	1,931,757	1,842,384

Consumer Products – 2.44%
Colgate Palmolive Co.	33,100	2,630,579	2,660,247

Food & Agricultural Products – 6.43%
Campbell Soup Co.	61,800	2,252,024	2,147,550
H.J. Heinz Co.	44,800	2,016,458	2,215,808
Unilever N.V. (Netherlands)	84,400	2,982,530	2,650,160
		7,251,012	7,013,518

TOTAL CONSUMER STAPLES		11,813,348	11,516,149

ENERGY – 10.98%
Exploration & Production – 3.78%
Occidental Petroleum Corp.	42,080	2,930,508	4,128,048

Integrated Oils – 4.52%
Exxon Mobil Corp.	23,700	1,713,979	1,732,944
Marathon Oil Corp.	86,300	2,918,595	3,195,689
		4,632,574	4,928,633
Oil Services – 2.68%
Ensco PLC, ADR (United Kingdom)	29,800	1,387,790	1,590,724
Noble Corp. (Switzerland)	37,300	1,436,341	1,334,221
		2,824,131	2,924,945

TOTAL ENERGY		10,387,213	11,981,626

16	Annual Report December 31, 2010

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
INTEREST RATE SENSITIVE – 12.42%
Insurance/Real Estate Brokers – 1.66%
AON Corp.	39,400	$1,644,269	$1,812,794

Money Center Banks – 2.83%
JPMorgan Chase & Co.	72,700	3,045,523	3,083,934

Property Casualty Insurance – 2.06%
ACE Ltd. (Switzerland)	36,200	1,929,733	2,253,450

Regional Banks – 2.97%
PNC Financial Services Group Inc.	30,200	1,672,982	1,833,744
SunTrust Banks Inc.	47,500	1,369,615	1,401,725
		3,042,597	3,235,469
Securities & Asset Management – 1.96%
The Goldman Sachs Group Inc.	12,700	1,741,189	2,135,632

Thrifts – 0.94%
Annaly Capital Management Inc., REIT	57,500	1,011,828	1,030,400

TOTAL INTEREST RATE SENSITIVE		12,415,139	13,551,679

MEDICAL & HEALTHCARE – 10.81%
Medical Technology – 1.80%
Zimmer Holdings Inc.**	36,700	2,489,260	1,970,056

Pharmaceuticals – 9.01%
Abbott Laboratories	48,200	2,543,789	2,309,262
Amgen Inc.**	49,600	2,956,514	2,723,040
Forest Laboratories Inc.**	72,800	1,987,198	2,328,144
Pfizer Inc.	140,868	2,526,894	2,466,599
		10,014,395	9,827,045

TOTAL MEDICAL & HEALTHCARE		12,503,655	11,797,101

TECHNOLOGY – 11.48%
Computer Software – 5.23%
Microsoft Corp.	103,600	2,770,186	2,892,512
Symantec Corp.**	167,600	2,940,952	2,805,624
		5,711,138	5,698,136
PC’s & Servers – 4.86%
Dell Inc.**	137,000	1,961,300	1,856,350
International Business Machines Corp.	23,500	2,780,431	3,448,860
		4,741,731	5,305,210
Semiconductors – 1.39%
Intel Corp.	72,100	1,358,913	1,516,263

TOTAL TECHNOLOGY		11,811,782	12,519,609

1-800-624-4190 • www.blu.com	17

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
TRANSPORTATION – 4.71%
Railroads – 4.71%
Norfolk Southern Corp.	45,400	$2,398,176	$2,852,028
Union Pacific Corp.	24,700	1,535,475	2,288,702
		3,933,651	5,140,730
TOTAL TRANSPORTATION		3,933,651	5,140,730

UTILITIES – 5.90%
Independent Power – 2.00%
Exelon Corp.	25,600	978,303	1,065,984
Public Service Enterprise Group Inc.	35,000	1,130,301	1,113,350
		2,108,604	2,179,334
Integrated Gas & Electric – 0.96%
Dominion Resources Inc.	24,600	994,324	1,050,912

Regulated Electric – 2.94%
Edison International	58,400	1,867,551	2,254,240
Entergy Corp.	13,500	989,601	956,205
		2,857,152	3,210,445
TOTAL UTILITIES		5,960,080	6,440,691
TOTAL COMMON STOCKS		101,989,223	108,316,325

SHORT TERM INVESTMENTS – 1.23%
Fidelity Institutional Money Market
Government Portfolio – Class I
(7 Day Yield 0.031%)	1,343,529	1,343,529	1,343,529

TOTAL SHORT TERM INVESTMENTS		1,343,529	1,343,529

TOTAL INVESTMENTS	100.52%	$103,332,752	$109,659,854
Liabilities in Excess of Other Assets	(0.52)%		(567,422)
NET ASSETS	100.00%		$109,092,432

**Non-dividend paying stock
ADR - American Depositary Receipt
Ltd. - Limited
N.V. - Naamloze Vennootschap is the Dutch term for public limited liability corporation.
PLC - Public Limited Co.
REIT - Real Estate Investment Trust

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Investment Adviser to the Fund. Sector and industry classifications are unaudited.

See accompanying notes to financial statements.

18	Annual Report December 31, 2010

COUNTRY BREAKDOWN

As of December 31, 2010 (Unaudited)
	Market
Country	Value	%
United States	$98,607,426	90.39%
Switzerland	3,587,671	3.29%
Canada	3,223,873	2.95%
Netherlands	2,650,160	2.43%
United Kingdom	1,590,724	1.46%
Total Investments	$109,659,854	100.52%
Liabilities in Excess of Other Assets	(567,422)	(0.52%)
Net Assets	$109,092,432	100.00%

Please note the country breakdown is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS
Investments at market value (cost $103,332,752)	$109,659,854
Dividends and interest receivable	173,838
Other assets	20,394
TOTAL ASSETS	109,854,086

LIABILITIES
Distribution payable	506,658
Investment advisory fee payable	58,786
Administrative services fee payable	8,282
Accrued Chief Compliance Officer fees	4,681
Accrued merger related expenses	114,741
Accrued expenses and other liabilities	68,506
TOTAL LIABILITIES	761,654
NET ASSETS	$109,092,432

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,639
Paid-in-capital	108,288,226
Undistributed net investment income	203,803
Accumulated net realized loss	(6,011,338)
Net unrealized appreciation on investments	6,327,102
NET ASSETS	$109,092,432

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,463,912

Net asset value per share	$3.83

See accompanying notes to financial statements.

20	Annual Report December 31, 2010

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INCOME
Dividends (net of foreign withholding taxes of $24,114)	$1,974,840
Interest	781
TOTAL INCOME		$1,975,621

EXPENSES
Investment advisory fee (Note 5)	671,605
Administrative services fee (Note 5)	95,330
Merger related expenses (Note 7)	205,000
Legal fees	105,485
Directors’ fees	86,666
Interest on line of credit	79,781
Stockholder reporting	66,310
Transfer agent fees	45,410
Audit and tax fees	30,309
NYSE listing fees	26,946
Chief Compliance Officer fees	21,525
Insurance and fidelity bond	21,393
Custodian fees	9,600
Other	4,800
TOTAL EXPENSES		1,470,160
NET INVESTMENT INCOME		505,461
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized loss on investments		(5,757,182)
Change in net unrealized appreciation or
depreciation of investments		7,960,997
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		2,203,815
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$2,709,276

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Increase in net assets
from operations:
Net investment income	$505,461	$463,872
Net realized gain/(loss) on investments	(5,757,182)	1,301,120
Change in net unrealized appreciation
or depreciation of investments	7,960,997	24,839,041
	2,709,276	26,604,033

Decrease in net assets from distributions
to stockholders from:
Net investment income	(506,658)	(463,872)
Tax return of capital	—	(1,529,359)
	(506,658)	(1,993,231)

NET INCREASE IN NET ASSETS	2,202,618	24,610,802

NET ASSETS
Beginning of year	106,889,814	82,279,012
End of year (including undistributed net investment
income of $203,803 and $0, respectively)	$109,092,432	$106,889,814

See accompanying notes to financial statements.

22	Annual Report December 31, 2010

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	2,709,276
Adjustments to reconcile net decrease in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(43,264,544)
Proceeds from disposition of investment securities	55,144,690
Net purchase of short-term investment securities	(1,096,091)
Proceeds from class-action litigation settlements	68,003
Net realized loss from securities investments	5,757,182
Net change in unrealized appreciation
on investments	(7,960,997)
Increase in dividends and interest receivable	(7,165)
Increase in other assets	(1,707)
Increase in investment advisory fee payable	909
Decrease in interest due on line of credit	(12,283)
Increase in administrative fee payable	100
Increase in accrued merger related expenses	114,741
Increase in other accrued expenses and other liabilities	12,886
Net cash provided by operating activities	11,465,000

Cash Flows from Financing Activities
Repayment of line of credit	(11,465,000)
Net cash used in financing activities	(11,465,000)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest on line of credit: $92,064.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	23

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
Per Share Data		For the year ended December 31,
(for a share outstanding throughout each period)	2010	2009	2008	2007	2006
Net asset value – beginning of year	$3.76	$2.89	$5.35	$5.73	$5.62
Investment operations
Net investment income(1)	0.02	0.02	0.02	0.01	0.02
Net gain/(loss) on investments	0.07	0.92	(2.06)	0.19	0.67
Total from investment operations	0.09	0.94	(2.04)	0.20	0.69
Distributions
From net investment income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
From net realized gains on investments	—	—	(0.01)	(0.21)	(0.13)
Tax return of capital	—	(0.05)	(0.39)	(0.35)	(0.43)
Total distributions	(0.02)	(0.07)	(0.42)	(0.58)	(0.58)
Net asset value, end of year	$3.83	$3.76	$2.89	$5.35	$5.73
Per share market value, end of year	$3.71	$3.15	$2.35	$5.21	$5.96

Total investment return(2) based on:
Market Value	18.33%	37.97%	(49.27%)	(3.3%)	4.6%
Net Asset Value	2.34%	33.92%	(39.25%)	3.3%	12.9%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.41%	1.37%	1.38%	1.34%	1.36%
Ratio of net investment income to average net assets	0.48%	0.51%	0.41%	0.25%	0.32%
Ratio of total distributions to average net assets	0.49%	2.21%	9.51%	10.04%	10.25%
Portfolio turnover rate(4)	40%	86%	51%	40%	37%
Net assets – end of year (in thousands)	$109,092	$106,890	$82,279	$152,091	$160,663

See accompanying notes to financial statements.

24	Annual Report December 31, 2010

(1)	Per share amounts calculated based on average shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	For the years ended December 31, 2010, 2009, 2008, 2007, and 2006, the ratio of total expenses to average net assets excluding interest expense was 1.33%, 1.22%, 1.09%, 0.93%, and 0.92%, respectively.
(4)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31,2010 were $43,264,544 and $55,144,690, respectively.

1-800-624-4190 • www.blu.com	25

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1. ORGANIZATION

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

26	Annual Report December 31, 2010

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

     The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

     Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2007 through December 31, 2010 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2010, for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Distributions paid from:
Ordinary income	$506,658	$463,872
Tax return of capital	—	$3,521,833
Total	$506,658	$3,985,705

     For the year ended December 31, 2010, the following permanent differences have been reclassified to/from the following accounts:

	Undistributed	Accumulated
	Net Investment	Capital	Paid In
	Income	Gains/(Losses)	Capital
Increase (decrease)	$205,000	$0	$(205,000)

1-800-624-4190 • www.blu.com	27

     The reclassifications were primarily a result of different book/tax treatment of certain tax adjustments.

     As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$203,803
Accumulated net realized loss	(5,993,454)
Net unrealized appreciation	6,309,218
Total	$519,567

     At December 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $254,156, expiring December 31, 2017, and unused capital loss carryovers of $5,739,298, expiring December 31, 2018.

     The difference between book basis and tax basis is typically attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     Prior to May 1, 2009, the Fund maintained a “managed distribution policy” (the “Policy”) which distributed at least 2.5% of its net asset value quarterly to its stockholders. The Fund declared and paid the first quarter distribution in April 2009. This distribution was not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund’s total distributions for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in their shares.

     The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held May 1, 2009. The Board took this action after considering a number of factors including, but not limited to, the outlook for the overall economy, an assessment of investment opportunities, the asset size and expense ratio of the Fund and the negative impact that the policy may have on the asset level and expense ratio. The Fund will continue to pay out any net investment income and net realized capital gains on an annual basis.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

28	Annual Report December 31, 2010

3. FAIR VALUE MEASUREMENTS

     A three-tier hierarchy has been established for fair value measurement based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

    The three-tier hierarchy is summarized as follows:

Level 1 – Quoted and Unadjusted Prices in active markets for identical investments.

Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s assets:

Assets:		Level 2 –
	Level 1 –	Other	Level 3 –
	Quoted &	Significant	Significant
Investments in	Unadjusted	Observable	Unobservable
Securities at Value*	Prices	Inputs	Inputs	Total
Common Stocks	$108,316,325	$—	$—	$108,316,325
Short Term Investments	1,343,529	—	—	1,343,529
Total	$109,659,854	$—	$—	$109,659,854
*For detailed Industry descriptions, see the accompanying Statement of Investments.

     All securities of the Fund were valued using Level 1 inputs during the year ended December 31, 2010. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

1-800-624-4190 • www.blu.com	29

4. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of December 31, 2010:
Gross appreciation (excess of value over tax cost)	$10,287,552
Gross depreciation (excess of tax cost over value)	(3,978,334)
Net unrealized appreciation	$6,309,218
Cost of investments for income tax purposes	$103,350,636

5. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC, also doing business as Denver Investments (“Denver Investments”), whereby an investment advisory fee is paid to Denver Investments based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of Denver Investments.

     ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on the current annual rate for ALPS and Denver Investments, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of Denver Investments. The Directors agreed that the Fund would reimburse Denver Investments a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

6. LINE OF CREDIT

     The Fund had a line of credit with The Bank of New York Mellon (“BONY”), which was terminated December 1, 2010, in which the Fund could borrow up to the lesser of 15% of the Fund’s total assets, $15,000,000 or the maximum amount the Fund was permitted to borrow under the Investment Company Act of 1940. For the period January 1, 2010 through February 28, 2010 the interest rate reset daily at overnight Federal Funds Rate plus 1.00%. Effective March 1, 2010, the interest rate changed to the overnight Federal Funds Rate plus 1.25% and the Fund paid an annual loan facility fee of 0.03%. The borrowings under the BONY loan were secured by a perfected security interest on all of the Fund’s assets.

30	Annual Report December 31, 2010

Details of the line of credit are as follows:
	Average for the
	Year Ended
	December 31,
	2010
Loan outstanding	$5,858,552
Interest rate	1.33%
% of Fund’s total assets	5.33%
Amount of debt per share outstanding	$0.21
Number of shares outstanding (in thousands)	28,464	*
*Weighted average

7. PLANNED REORGANIZATION

     On November 18, 2010, the Blue Chip Value Fund, Inc. and Westcore Blue Chip Fund announced that their respective Boards of Directors and Trustees formally approved a plan to reorganize whereby Westcore Blue Chip Fund will acquire all the assets and assume all the liabilities of Blue Chip Value Fund in a tax free reorganization (the “Merger”). On February 8, 2011 the Merger was approved by the Blue Chip Value Fund stockholders. The conversion and reorganization date is anticipated to be March 28, 2011.

8. TAX DESIGNATIONS (Unaudited)

     Certain tax information is provided to shareholders as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Corporate Dividends Received Deduction	100%
Qualified Dividend Income	100%

1-800-624-4190 • www.blu.com	31

NOTES

32	Annual Report December 31, 2010

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investments
1225 17th Street, 26th Floor Denver, CO 80202

Stockholder Relations
(800) 624-4190 (option #2)
e-mail: blu@denvest.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
(800) 624-4190 (option #1)
www.melloninvestor.com

Item 2. Code of Ethics.

(a)  The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions on behalf of the registrant.

(b)  Not applicable.

(c)  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)  Not applicable.

(f)   The registrant’s Code of Ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee.  The Board of Directors has designated Roberta M. Wilson as the registrant’s “audit committee financial expert.”  Ms. Wilson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                Audit Fees:  For the registrant's fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were $27,175 and $26,800, respectively.

(b)               Audit-Related Fees:  In registrant's fiscal years ended December 31, 2010 and December 31, 2009, aggregate fees of $12,000 and $0, respectively, were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)                Tax Fees:  For the registrant's fiscal years ended December 31, 2010 and December 31, 2009, aggregate fees of $2,770 and $2,770, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)               All Other Fees:  For the registrant's fiscal year ended December 31, 2010 and December 31, 2009, no fees were billed  for professional services rendered by the principal accountant for review of financial and accounting matters in connection with the filing of Form N-14 with the SEC.

(e) (1)   Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

            (e)(2)   No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       Aggregate non-audit fees of $2,770 and $2,770 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser for the registrant's fiscal year ended December 31, 2010 and December 31, 2009, respectively.

(h)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The committee members are:  Roberta M. Wilson, Richard C. Schulte and Lee W. Mather, Jr.

(b)  Not applicable.

Item 6. Investments.

(a)       Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors, at their May 2003 Board meeting, delegated to its investment adviser, Denver Investment Advisors, LLC, (“Denver Investments”) subject to the supervision of the Board, the authority to vote registrant’s proxies relating to portfolio securities and directed Denver Investments to follow and apply Denver Investments’ proxy voting policies and procedures when voting such proxies.  A summary of Denver Investments’ Proxy Voting Policy which sets forth the guidelines to be utilized by Denver Investments in voting proxies for the registrant follows.

Summary of Denver Investments Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to RiskMetrics Group.  RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group’s ISS as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee, other than the Analyst seeking the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, Denver Investments will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in RiskMetric Group’s system for record keeping. RiskMetrics Group provides the necessary reports for the Blue Chip Value Fund to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s 2011 proxy voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.     Board Accountability

2.     Board Responsiveness

3.     Director Independence

4.     Director Competence

1.   Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY- CASE), for the following:

Problematic Takeover Defenses:

1.1.  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.2.   The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•     A classified board structure;

•     A supermajority vote requirement;

•     Majority vote standard for director elections with no carve out for contested elections;

•    The inability for shareholders to call special meetings;

•     The inability for shareholders to act by written consent;

•     A dual-class structure; and/or

•     A non-shareholder approved poison pill.

1.3.   The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.   The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.   The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.    the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•     The date of the pill's adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•     The issuer's rationale;

•     The issuer's governance structure and practices; and

•     The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.  The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-3-

1.11. There is a negative correlation between chief executive pay and company performance (see  Pay for Performance Policy);

1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17. Failure to replace management as appropriate; or

1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE -BY-CASE), if:

2.1.  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

2.2.  The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.   Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.  The full board is less than majority independent.

4.   Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.   The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

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Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.   Attend less than 75 percent of the board and committee meetings (with the exception of new nominees).

Acceptable reasons for director(s) absences are generally limited to the following:

•     Medical issues/illness;

•     Family emergencies; and

•     If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.  Sit on more than six public company boards; or

4.4.  Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’ s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•      Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-      presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-      serves as liaison between the chairman and the independent directors;

-      approves information sent to the board;

-      approves meeting agendas for the board;

-      approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-      has the authority to call meetings of the independent directors;

-      if requested by major shareholders, ensures that he is available for consultation and direct communication;

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-5-

•      Two-thirds independent board;

•      All independent key committees;

•      Established governance guidelines;

•      A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•      The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-     Egregious compensation practices;

-     Multiple related-party transactions or other issues putting director independence at risk;

-     Corporate and/or management scandals;

-     Excessive problematic corporate governance provisions; or

-     Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-6-

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;

  The consent threshold;

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;

  A majority vote standard in uncontested director elections;

  No non-shareholder-approved pill; and

  An annually elected board.

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-7-

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;

  Minimum ownership threshold necessary to call special meetings (10% preferred);

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•       Past Board Performance:

o     The company's use of authorized shares during the last three years

•       The Current Request:

o     Disclosure in the proxy statement of the specific purposes of the proposed increase;

o     Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o     The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-8-

•       Past Board Performance:

o     The company's use of authorized preferred shares during the last three years;

•       The Current Request:

o     Disclosure in the proxy statement of the specific purposes for the proposed increase;

o     Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o     In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o     Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.     Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-9-

2.     Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.     Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.     Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.     Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•     There is a misalignment between CEO pay and company performance (pay for performance);

•     The company maintains problematic pay practices;

•      The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’ s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

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  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’ s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•      AGAINST management "say on pay" (MSOP) proposals;

•      AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

o    In egregious situations;

o    When no MSOP item is on the ballot; or

o    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•      AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•       Problematic practices related to non-performance-based compensation elements;

•       Incentives that may motivate excessive risk-taking; and

•       Options Backdating.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•         Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•         Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•         New or extended agreements that provide for:

o    CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•       Multi-year guaranteed bonuses;

•       A single performance metric used for short- and long-term plans;

•       Lucrative severance packages;

•       High pay opportunities relative to industry peers;

•       Disproportionate supplemental pensions; or

•       Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Duration of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-12-

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•      Poor disclosure practices, including:

-     Unclear explanation of how the CEO is involved in the pay setting process;

-     Retrospective performance targets and methodology not discussed;

-     Methodology for benchmarking practices and/or peer group not disclosed and explained.

•      Board’s responsiveness to investor input and engagement on compensation issues, for example:

-     Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-     Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

  Potentially excessive severance payments;

  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-13-

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

  The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

  while employed and/or for two years following the termination of their employment ; or

  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•       Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -     Rigorous stock ownership guidelines;

          -     A holding period requirement coupled with a significant long-term ownership requirement; or

          -     A meaningful retention ratio;

•       Actual officer stock ownership and the degree to which it meets or exceeds the proponent’ s suggested holding period/retention ratio or the company’ s own stock ownership or retention requirements;

•      Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•       Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-14-

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•     Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-     Rigorous stock ownership guidelines, or

-     A holding period requirement coupled with a significant long-term ownership requirement, or

-     A meaningful retention ratio,

•     Actual officer stock ownership and the degree to which it meets or exceeds the proponent’ s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•     Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

  Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

  Whether the company's analysis and voting recommendation to shareholders are persuasive;

  What other companies have done in response to the issue addressed in the proposal;

  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-15-

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

  The level of gender and racial minority representation that exists at the company’s industry peers;

  The company’s established process for addressing gender and racial minority board representation;

  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

  The independence of the company’s nominating committee;

  The company uses an outside search firm to identify potential director nominees; and

  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

  The company's level of disclosure is comparable to that of industry peers; and

  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

  Whether company disclosure lags behind industry peers;

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-16-

  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

  The feasibility of reduction of GHGs given the company’s product line and current technology and;

  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

  The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non - executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’ s political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’ s political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-17-

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;

  Whether or not existing relevant policies are consistent with internationally recognized standards;

  Whether company facilities and those of its suppliers are monitored and how;

  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

  The scope of the request; and

  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting

  Initiative (GRI) guidelines or a similar standard within a specified time frame.

2011 ISS U.S. Proxy Voting Guidelines Concise Summary	-18-

International Corporate Governance Policy

2011 Updates

November 19, 2010

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS' International Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb. 1, 2011

Updated Nov. 19, 2010

These policy updates present changes and clarifications to ISS' International benchmark guidelines for 2011. If new issues arise, such as shareholder proposals or regulatory developments, prio r to the next formal update, ISS will adopt policies to cover such issues on an as-needed basis. Note that markets covered in this update document exclude the United States, Canada, and  Europe. Further note  that  new policies applicable to  Australia and  South  Africa are  effective immediately, as peak proxy season in those markets takes place during the Fall season in the Northern Hemisphere.

DISCLOSURE/DISCLAIMER ...............................................................................................................................................	3

RESEARCH COVERAGE .......................................................................................................................................................	4

Country of Incorporation vs. Country of Listing—Application of Policy.......................................................................	4

BOARD.......................................................................................................................................................................................	5

Election of Directors/Board Independence (South Africa) ...............................................................................................	5

Election of Directors/Director Independence (Japan) ......................................................................................................	6

Election of Audit Committee Members (South Africa) .....................................................................................................	7

COMPENSATION ..................................................................................................................................................................	9

Termination Benefits (Australia)..........................................................................................................................................	9

Retirement Bonuses for Directors and Statutory Auditors, and Deep Discount Stock Option (Japan) .................	10

Advisory Votes on Compensation Policy/Compensation Report (South Africa) ..........................................................	11

CAPITAL MEASURES & AUDITORS ...............................................................................................................................	14

Share Issuance Authorities (South Africa) .........................................................................................................................	14

2011 International Corporate Governance Policy Updates	-2-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 International Corporate Governance Policy Updates	-3-

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing—Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10- Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have "redomesticated," i.e., re- incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS' policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer's market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our 2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS' U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 International Corporate Governance Policy Updates	-4-

BOARD

Corporate Governance Issue:

Election of Directors/Board Independence (South Africa)

Current Recommendation:

Vote FOR the reelection of directors unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests;

  The board fails to meet minimum governance standards;

  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

  Repeated absences (less than 75 percent attendance) at board meetings have not been explained; Elections are bundled;

  The director is an executive who serves on one of the key board committees (audit, compensation, nominations).

Key Changes: Include other governance issues such as combined chair/CEO roles without adequate explanation, the appointment of the former CEO as chair, and poor independence levels on boards or committees.

New Recommendation:

Vote FOR the reelection of directors unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests;

  The board fails to meet minimum governance standards;

  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

  Repeated absences (less than 75 percent attendance) at board meetings have not been explained;

  Elections are bundled;

  The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

  The director combines the roles of chair and CEO and the company has not provided an adequate explanation ;

  The director is the former CEO who has been appointed as chair;

  The director is a non-independent NED who serves on the audit committee;

  The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

  The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

  Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management an d serve the best interests of shareholders at any company.

2011 International Corporate Governance Policy Updates	-5-

Notes:

  The definition of NED independence as proposed in the King III report should be used in those areas where it is stricter than ISS' international director classification criteria. For example, the shareholding level which compromises independence is set at 5 percent in King III, compared to 10 percent in ISS' policy. In addition, under King III, the receipt of any performance-related compensation compromises NED independence.

  ISS has a preference for a compensation committee to be wholly independent. However, to be consistent with King III, we accept a majority of independent NEDs on this committee.

Rationale for Update: The King III report, the latest version of South Africa's best practice code, was published in September 2009 and was effective for financial years beginning March 2010. King III has strengthened some of the recommendations of its predecessor (King II).

The proposed changes bring the international policy as applied to South Africa into line with key King III recommendations and other updates to ISS' policy. Similar features are also highlighted in the governance policies of South African institutional investors. In light of this, it is an appropriate time to take into account issues such as NED independence for the purpose of ISS' vote recommendations. It is also appropriate to update the South Africa policy to include the option of voting against directors due to serious problems at other companies, as per ISS' policy in other markets.

Corporate Governance Issue:

Election of Directors/Director Independence (Japan)

Current Recommendation:

Vote AGAINST the top executive at listed subsidiary companies that have publicly traded parent companies, where the board after the shareholder meeting does not include at least two independent directors based on ISS' independence criteria for Japan.

For companies with a three committee structure, vote AGAINST outside director nominees who are regarded as non- independent.

ISS does not have a specific policy for director nominees appointed as "independent outsiders" because of problems associated with obtaining independence designation information.

Key Changes: Apply a majority independent board standard at companies with a three-committee structure when determining whether to recommend against affiliated directors; modify the definition of listed subsidiaries by replacing "publicly traded companies" with "controlling shareholders" when determining whether to recommend against the top executive.

2011 International Corporate Governance Policy Updates	-6-

New Recommendation:

Vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS' independence criteria for Japan.

For companies with a three-committee structure, vote AGAINST outside director nominees who are regarded as non- independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders.

Rationale for Update: By taking a holistic approach, the updated policy is expected to encourage companies to build a better board with participation from outsiders who have knowledge of the company through business relationships, while the policy requires an overall board independence level to ensure the interests of independent shareholders are protected. With respect to the change in definition of listed subsidiaries, the current policy is only applicable to listed subsidiaries which have publicly traded parents. However, regardless of whether or not controlling shareholders are publicly traded companies, the protection of minority shareholders of controlled companies is critically important. The policy update is intended to better reflect this concept. On balance, these policy updates are generally in line with feedback received from investors.

Corporate Governance Issue:

Election of Audit Committee Members (South Africa)

Current Recommendation: ISS does not currently have a policy regarding the election of audit committee members in the South African market.

Key Change: Address a new feature of South African annual general meetings ("AGMs") following recent legal changes. In line with the Companies Act 2008, consider the election of audit committees (or, where appropriate, individual audit committee members) primarily in the context of the independence of the committee.

New Recommendation:

Vote FOR the reelection of the audit committee and/or audit committee members unless:

  The committee includes one or more non-independent NEDs;

  The audit committee member is a non-independent NED;

  Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

  There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

2011 International Corporate Governance Policy Updates	-7-

Rationale for Update:

The Companies Act 2008 includes a requirement that audit committees be elected by shareholders at each AGM, and that such committees include independent NEDs only. Although the Act has yet to be formally implemented, some companies are already proposing AGM resolutions to satisfy the new requirement.

2011 International Corporate Governance Policy Updates	-8-

COMPENSATION

Corporate Governance Issue:

Termination Benefits (Australia)

Current Recommendation: The current policy is that resolutions asking shareholders to approve "termination payments" in excess of the statutory maximum will not generally be supported by ISS unless there is clear evidence that such a payment would benefit shareholders. This policy has not been included in the written policy document, given such resolutions have been historically extremely rare.

Key Change: Codify existing practice on such resolutions into a formal ISS policy, given the expectation of more resolutions seeking prior approval of termination payments.

New Recommendation: Vote AGAINST resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e., 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote FOR the provision of termination benefits under the plan in excess of 12 months' base salary, if the approval is for three years or less and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

Rationale for Update: The policy update incorporates the current application of the policy regarding resolutions seeking approval of termination benefits. Legislative changes to the maximum amount payable for a "termination payment" mean resolutions seeking to approve termination benefits will become more common. Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e., without shareholder approval) "termination benefits" at 12 months' base pay. Formerly the Corporations Act only required shareholder approval where the termination payment was in excess of seven times total compensation (what constituted compensation was not defined under the former law). Companies are able to seek approval of such payments in advance.

Equity plans: The policy supports allowing termination benefits to be delivered under equity plans if the approval of the provision of benefits under the plan is for three years or less and allows vesting only if sufficiently demanding performance hurdles are met. Under the legislation it is not clear if allowing executives to retain previously granted equity incentives that vest post-cessation subject to the original performance hurdles is permitted. The policy approach is designed to ensure that unvested equity incentives may be retained post-cessation, such that boards can allow "good leavers" (those retiring or departing due to restructuring whose performance has been reasonable) to retain equity grants subject to performance hurdles.

Even in this case, no vesting would occur unless a suitably demanding performance hurdle (i.e., one that complies with ISS' policy) is met. It is consistent with client opposition to windfall gains for executives on termination regardless of performance, but supportive of allowing executives to retain incentives subject to performance hurdles on cessation, to encourage management to focus on long-term company performance. It also follows extensive discussions with directors who consider allowing boards to permit retention of unvested equity incentives (subject always to performance) as making discussions over executive succession easier.

Restricting any approval to allow termination benefits under an equity plan to three years allows shareholders to continually review the board's treatment of executive departures and revise voting decisions when companies seek to refresh termination benefit approvals.

2011 International Corporate Governance Policy Updates	-9-

Corporate Governance Issue:

Retirement Bonuses for Directors and Statutory Auditors, and Deep Discount Stock

Option (Japan)

Current Recommendation:

Vote AGAINST retirement bonuses if recipients include outsiders, or recipients include those who can be held responsible for a corporate scandal or poor financial performance that has led to shareholder value destruction.

For special payments in connection with the abolition of retirement bonus system, ISS applies the same policy as for retirement bonus payments.

As one of the conditions for support of deep discount options, ISS evaluates the vesting period. Vote AGAINST deep discount options if the exercise period starts before retirement. (However, if specific performance hurdles are clearly specified, this policy may not apply.)

Key Changes: Add bonus amount disclosure as a condition for support and remove the requirement that recipients of deep- discount options be able to exercise options only after retirement. With respect to the latter, the new policy will emphasize that ISS prefers disclosed performance conditions in order to support deep discount options. In the absence of such conditions, require recipients to exercise options at least after three years from grant.

New Recommendation:

Vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, ISS opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, ISS may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options.

Rationale for Update: Retirement bonuses and related special payments are determined based on board tenure, not on recipients' contribution to shareholder value creation. Due to pressure from shareholders, an increasing number of companies have abolished the system, but the practice is still widespread. Rather than opposing all retirement bonuses, it is reasonable to at least require the amounts to be disclosed at the time shareholders vote on the payments, and this will send the message that shareholders want companies to shift away from seniority-based pay practices. Although abolishing the practice of paying retirement bonuses is a positive step, asking shareholders to approve the payout of funds accrued in the system, while not disclosing the amounts in question, remains a problematic practice.

2011 International Corporate Governance Policy Updates	-10-

Regarding ISS' current approach to deep-discount options, it was customary for Japanese companies to propose the grant of such options (which are equivalent to shares of restricted stock) in place of retirement bonuses whose payment was abolished. However, now that it has become more common for companies to propose deep discount options as part of regular compensation packages, the updated policy better reflects the status quo. In addition, the central issue of Japanese compensation is the lack of a link to shareholder value, and Japanese managers' holdings in their companies are usually limited. In light of this, the increased use of options as part of regular compensation packages is recommended. The updated policy sends the message that Japanese managers' interests should be more aligned with those of shareholders, by encouraging companies to give deep-discount options as part of regular compensation packages for managers, but with a vesting period that encourages long-term alignment.

On balance, these policy updates are generally in line with feedback received from investors.

Corporate Governance Issue:

Advisory Votes on Compensation Policy/Compensation Report (South Africa)

Current Recommendation: Vote compensation items on a CASE-BY-CASE basis.

Key Change: Highlights the ISS Global Principles on Executive Compensation and identifies those issues which are likely to lead to a recommendation against compensation-related items. This is particularly relevant as more South African companies put compensation policy resolutions to an advisory vote.

New Recommendation:

ISS Global Principles on Executive Compensation

The assessment of compensation should follow the ISS Global Principles on Executive Compensation, which underlie market-specific policies in all markets:

  Provide shareholders with clear, comprehensive compensation disclosures;

  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

  Avoid arrangements that risk "pay for failure;"

  Maintain an independent and effective compensation committee;

  Avoid inappropriate pay to non-executive directors.

Approve Compensation Policy/Compensation Report

ISS will evaluate management proposals seeking ratification of a company's compensation policy on a CASE-BY-CASE basis. In support of King III, ISS believes that seeking annual shareholder approval for a compensation policy is a positive corporate governance provision.

2011 International Corporate Governance Policy Updates	-11-

When judging compensation policies or reports, ISS will generally recommend a vote AGAINST if the level of disclosure of the policy and/or its application is below what is required to make an informed judgment on the policy.

In the event of satisfactory disclosure, ISS will recommend a vote FOR the approval of the executive compensation policy unless two or more of the following issues apply (it may be appropriate to vote AGAINST on one issue if it has been identified as particularly serious):

  Large increases in fixed compensation have been implemented and have not been adequately explained.

  The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

  The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards.

  The vesting period for long-term incentive schemes is set at less than three years.

  Long-term schemes include an element of retesting.

  Options can be granted at a discount to market value.

  The potential dilution under share incentive schemes is deemed excessive, and there are no mitigating circumstances (e.g., stringent performance measures)

  Executive directors have service contracts with notice periods which exceed one year.

  The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.

  Discretion has been used during the year in a manner not considered consistent with shareholder interests.

  The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the compensation policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive compensation for shareholder approval may, over time, lead to an adverse vote recommendation on another AGM item, for example, the reelection of the chairman of the compensation committee.

Approve Share Incentive Scheme

ISS will evaluate management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis.

When judging such items, ISS will generally recommend a vote AGAINST if the level of disclosure on the proposal is below what is required to make an informed judgment on the scheme.

In the event of satisfactory disclosure, ISS will recommend a vote FOR the proposal unless ONE or more of the following apply:

  Performance conditions do not apply, have not been disclosed, or are not considered sufficiently challenging or relevant.

  Performance conditions can be retested.

  Performance is measured over a period shorter than three years.

  The plan allows for option repricing or issue of options at a discount or backdating of options.

  The potential dilution is deemed excessive, and there are no mitigating circumstances (e.g., stringent performance measures).

  The scheme provides for potentially excessive individual reward or has no caps on individual participation.

  NEDs can participate in the scheme.

  The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

2011 International Corporate Governance Policy Updates	-12-

Rationale for Update: The new policy will clarify ISS' approach to assessing compensation-related items in South Africa. This is particularly relevant given that the King III report includes a recommendation that companies provide shareholders with a non-binding vote at the AGM on the executive compensation policy. It is expected that more companies will put these types of resolution forward for a shareholder vote; a number of such resolutions have already been included in AGM agendas in 2010.

Using the ISS Global Principles on Executive Compensation as a starting point, and taking into account best practice guidance outlined in King III and some common concerns of shareholders, the intention is to focus on disclosure and also highlight those issues which are likely to trigger negative vote recommendations.

2011 International Corporate Governance Policy Updates	-13-

CAPITAL MEASURES & AUDITORS

Corporate Governance Issue:

Share Issuance Authorities (South Africa)

Current Recommendation:

Placing Shares under Control of Directors

Vote FOR a general authority to place authorized but unissued shares under the control of the directors unless:

  The authority is over a number of shares equivalent to more than 20 percent of the current issued share capital.

  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

Authorities to Issue Shares for Cash

Vote FOR a general authority to issue shares for cash, unless the authority is over a number of shares equivalent to more than 20 percent of the current issued share capital.

Key Changes: Reduce the acceptable limit on share issuances from 20 to 10 percent of issued share capital; add a provision that ISS may recommend a vote against if there is evidence of past abuse of these authorities.

New Recommendation:

Placing Shares under Control of Directors

Vote FOR a general authority to place authorized but unissued shares under the control of the directors unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital.

  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

  The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

Authorities to Issue Shares for Cash

Vote FOR a general authority to issue shares for cash unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital.

  The company used the authority during the previous year in a manner deemed not to be in shareholders’ interests.

Rationale for Update: Resolutions of this nature – seeking general authorities to issue shares – are common at South African AGMs. Many local institutional investors regularly vote against these authorities on account of concerns over potential dilution, and resolutions are regularly not carried (particularly those requiring 75 percent support) .. The preference among local institutions is for companies to seek specific authorities for issues of new shares, allowing shareholders the ability to assess the potential dilution in the context of the business case for the specific issue.

2011 International Corporate Governance Policy Updates	-14-

The proposed updates to ISS' policy strike a balance between (a) continuing to allow companies to have a degree of flexibility to issue shares and (b) moving to a position more closely in line with local shareholder expectations.

An additional provision to the policy has been added to capture concerns over those circumstances where a company may have used general authorities during the year in a manner not considered in shareholders’ interests.

2011 International Corporate Governance Policy Updates	-15-

European Corporate Governance Policy

2011 Updates

November 19, 2010

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS European Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb 1, 2011

Updated Nov. 19, 2010

These policy updates present changes and clarifications to ISS' European benchmark guidelines for 2011. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, ISS will adopt policies to cover such issues on an as-needed basis. Note that markets covered in this updates document exclude Central & Eastern Europe. The voting policy applied by ISS in the United Kingdom is that of the National Association of Pension Funds (NAPF) and an update to that policy document will be issued by the NAPF.

DISCLOSURE/DISCLAIMER ...........................................................................................................................................	3

RESEARCH COVERAGE ..................................................................................................................................................	4

Country of Incorporation vs. Country of Listing—Application of Policy..................................................................	4

BOARD.................................................................................................................................................................................	5

Board Independence (Austria) .........................................................................................................................................	5

Disclosure of Nominee Names (Europe) .........................................................................................................................	5

Combined Chair/CEO (Europe).........................................................................................................................................	6

Composition of Nominating Committees (Sweden/Norway/Finland) .........................................................................	8

COMPENSATION ...............................................................................................................................................................	10

Compensation Guidelines (Europe) ..................................................................................................................................	10

CAPITAL MEASURES & AUDITORS ............................................................................................................................	16

Antitakeover Mechanisms (France) ..................................................................................................................................	16

Appointment of Auditors (Europe) ....................................................................................................................................	17

2011 European Corporate Governance Policy Updates	-2-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graph s, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 European Corporate Governance Policy Updates	-3-

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing—Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10- Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have "redomesticated," i.e., re- incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS' policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer's market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our 2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS' U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 European Corporate Governance Policy Updates	-4-

BOARD

Corporate Governance Issue:

Board Independence (Austria)

Current Recommendation:

For the markets of Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these six markets.

For German core companies where the board must consist of labor representatives by law, ISS will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Key Change: Include Austria to the markets for which ISS' European policy on board independence applies, including a carve-out for Austrian companies that are legally required to nominate labor representatives.

New Recommendation: For the markets of Austria, Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these seven markets.

For Austrian and German core companies where the board must include labor representatives by law, ISS will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Rationale for Update:

Given that new Austrian Company Law requires that companies disclose detailed information on all supervisory board nominees (such as their names, CVs, and declaration of independence) on their Web sites no later than 21 days prior to the general meeting, ISS will be including Austria when applying this policy in 2011. In previous years, this information was not available until up to seven days prior to the meeting.

Corporate Governance Issue:

Disclosure of Nominee Names (Europe)

Current Recommendation:

2011 European Corporate Governance Policy Updates	-5-

For 13 markets (Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland) vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items.

For Austrian, Portuguese, and Greek companies that are part of a local blue chip market index and/or listed in the MSCI- EAFE, vote AGAINST the (re)election of directors if the names are not disclosed in a timely manner. In addition, ISS may recommend a vote AGAINST directors at companies outside the MSCI EAFE index and/or the local blue chip market index if the names of all nominees have not been disclosed and there are other concerns or egregious practices (such as in the case where another policy has already been pursued).

Key Change: Cancel the carve-out in the second paragraph for Austrian, Portuguese, and Greek companies, and apply this policy for all markets under ISS' European policy.

New Recommendation:

Vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Rationale for Update:

The goal of this policy amendment is to cancel the current carve-outs for Austria, Portugal, and Greece where this policy currently applies only to those companies that are part of a local blue chip market index and/or listed in the MSCI-EAFE index. Good corporate governance standards in almost all western European markets, however, require disclosure of fundamental information, such as nominee names, in an appropriate time prior to a general meeting. Consequently, a company in a developed western European market, such as Austria, Portugal, or Greece, should not deviate from this fundamental governance principle that ISS strongly supports and upon which it bases this updated policy. For markets that are part of the European Union, the European Commission backed this principle when it adopted the Shareholder Rights Directive 2007/36/EC of July 11, 2007. The Directive encourages companies to disclose the names of the nominees to the board of directors or the supervisory board and states that shareholders should be able to cast informed votes at, or in advance of, the general meeting, no matter where they reside.

Corporate Governance Issue:

Combined Chair/CEO (Europe)

Current Recommendation:

Generally vote AGAINST a combined chair/CEO at core companies in European markets unless the company provides compelling reasons for a combination of the roles, or if there are exceptional circumstances that justify combining the roles.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis:

  The company substantially demonstrates that the separation of the roles of chair and CEO would have a disproportionately negative effect on the company's economic situation;

2011 European Corporate Governance Policy Updates	-6-

  The company substantially demonstrates that the separation of the roles of chair and CEO would have a negative effect on shareholder value;

  The company provides assurance that the chair/CEO would only serve in the combined role on an interim basis, with the intent of separating the roles within a given timeframe; or

  The company provides other compelling reasons to justify a combined chair/CEO.

In all of the above cases, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board's key committees) in order for ISS to consider a favorable vote recommendation for a combined chair/CEO.

This policy will be applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Key Changes: Remove the exceptional circumstances presented under the first, second, and fourth bullet points above, and keep the "interim situation" presented under the third bullet point as the only circumstance justifying that the two positions not be split.

New Recommendation:

Vote AGAINST (re)election of a combined chair/CEO at core companies in European markets.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a CASE-BY-CASE basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Rationale for Update: This policy amendment more precisely reflects ISS' actual policy application that is based on current market practice and gives special consideration to companies that publicly disclose their intention to make the combined chair/CEO an interim position and to separate the roles within a maximum time frame of two years. Combining the roles of chair and CEO may result in concentration of power and blurs the lines between the duties of the CEO versus the duties of the chair, thus posing a potential risk to shareholders. European markets have further moved toward broad acceptance of the separation of the chair and CEO roles, as reflected by general practice among European public companies, as well as the adoption of best practice recommendations to this end in local corporate governance codes and, therefore, the interim appointment has come to represent the only potentially acceptable explanation for a combination of the roles in Europe . The amended policy would be applied for all European markets.

2011 European Corporate Governance Policy Updates	-7-

Corporate Governance Issue:

Composition of Nominating Committees (Sweden/Norway/Finland)

Current Recommendation:

While ISS prefers that all key committees be composed of non-executive board members who are accountable to all shareholders, we recognize that it is market practice in Sweden/Norway to have non-board members that are representatives of major shareholders serving on the nominating committee. Vote FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice, which is not common practice.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

For Swedish companies subject to the Swedish Code of Corporate Governance, vote AGAINST proposals to elect a nominating committee if any one of the following conditions is met:

1. A member of the executive management would be a member of the committee;

2.  More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Key Changes: This policy will be extended to Finland and specifies for Sweden that ISS will only recommend AGAINST committees that violate one or more of the conditions above if the company is on the MSCI-EAFE or local main index. For Norway, the policy remains unchanged.

New Recommendation:

Vote FOR proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non- board members.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions are met:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the

2011 European Corporate Governance Policy Updates	-8-

current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Rationale for Update: The policy amendment is to bring Finnish policy in line with the rest of the Nordic region as the Finnish Code of Corporate Governance was updated in 2010 to allow for non-board participation in nominating committees. The Code has previously prohibited such arrangements. Following the financial crisis, the inclusion of non- board members (shareholders) is now more acceptable among the corporate governance community in a region where it already is market practice. Moreover, the updated Swedish policy addresses the board size and composition constraints faced by smaller companies by making the policy applicable only to Swedish companies on the MSCI-EAFE or local main index .

2011 European Corporate Governance Policy Updates	-9-

COMPENSATION

Corporate Governance Issue:
Compensation Guidelines (Europe)

Current Recommendation:

European Compensation Guidelines

The assessment of compensation should strictly follow the ISS Global Principles on Executive Compensation, which are detailed below. These principles are supported by recommended guidelines published by the EU Commission.

ISS may recommend a vote AGAINST compensation-related resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

(A) The ISS Global Principles on Executive Compensation underlie market-specific policies in all markets:

1. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

2. Avoid arrangements that risk “pay for failure;”

3. Maintain an independent and effective compensation committee;

4. Provide shareholders with clear, comprehensive compensation disclosures;

5. Avoid inappropriate pay to non-executive directors.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local market practices. The Guidelines provide a clear framework of compensation best practices in keeping with fast-evolving European market-specific best practice recommendations for policies and packages that are becoming more innovative and robust.

(B) Implementation of guidelines for European markets "say on pay" proposals:

ISS will evaluate management proposals seeking ratification of a European company's compensation policy on a case-by- case basis.

In support of the new EU recommended guidelines, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

ISS will generally recommend a vote AGAINST a company's compensation-related proposal due to one or a combination of several of the following factors:

  The proposed compensation policy/report was not made available to shareholders in a timely manner;

  The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;

  Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the compensation policy such as pensions, severance terms, and discretionary payments;

  Concerns exist surrounding the company's long-term incentive plan(s), including but not limited to, dilution, vesting period, and performance conditions:

2011 European Corporate Governance Policy Updates	-10-

o     The potential dilution from equity-based compensation plans exceeds ISS guidelines (the dilution must not exceed 5 percent for mature companies or 10 percent for growth companies);

o     Any short- or long-term compensation plans do not include a maximum award limit. For example, in the Netherlands and the United Kingdom, we expect plans to include individual award limit;

o     There is not a clear link between a company's performance and share awards;

o     Long-Term Share Plans do not include sufficiently challenging performance criteria and vesting periods (a minimum three-year vesting period). Performance standards must be quantifiable and fully disclosed, with relative performance measures being preferred. However companies may choose targets other than relative financial measures provided that those measures are relevant to their business and an explanation is provided.

o     Share Option Plans or Share Plans do not contain acceptable vesting periods (a minimum three-year vesting period) or provide insufficient disclosure of:

•     The exercise/strike price (options);

•      Discount on grant (outside of market practice);

•      Performance criteria

o      Related-party transactions with a current company executive regarding post-mandate exercise of share- based plans (or an auditor's report including such a transaction) if the transaction implies an adverse impact on shareholders' interests or is not in line with good market practices;

  Severance payments in excess of 24 months pay;

  Severance payments should not exceed 12 months of fixed pay (in the United Kingdom);

  Severance pay should not exceed one year's fixed salary or two years if the executive is dismissed during his/her first term of office (in the Netherlands);

  Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors;

  The policy or plan is in breach of any other supplemental market specific ISS voting policies.

The above applies as supported by local market best practice standards and practices and in markets which operate a "comply or explain" regime, if no compelling reason/justification has been provided.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on non-executive director compensation proposals that include both cash and share-based components on a CASE-BY- CASE basis.

Vote on proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote AGAINST non-executive director compensation if documents (general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

Vote AGAINST non-executive director remuneration if the company intends to excessively increase the fees in comparison with market/sector practices, without stating compelling reasons that justify the increase.

Vote AGAINST proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

2011 European Corporate Governance Policy Updates	-11-

Key Changes: Strengthen the power of sanction in case of discretionary payments/pay for failure; establish the link between performance and actual pay; and include reference to market practice and disclosure with respect to severance payment and other compensation practices.

New Recommendation:

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I. Executive compensation-related proposals; and

II. Non-executive director compensation-related proposals

Executive compensation-related proposals

ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a CASE-BY-CASE basis, and will generally recommend a vote AGAINST a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

1.1 Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2 The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3 Companies shall adequately disclose all elements of the compensation, including:

1.3.1 Any short- or long-term compensation component must include a maximum award limit.

1.3.2 Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3 Discretionary payments, if applicable.

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2011 European Corporate Governance Policy Updates	-12-

2.1 The structure of the company's short-term incentive plan shall be appropriate.

2.1.1 The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2 The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1 Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2 For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3 The balance between short- and long-term variable compensation shall be appropriate

2.3.1 The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1 Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.2 Arrangements with a company executive regarding pensions and post-mandate exercise of equity- based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

3.3 The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.

3.3.1 There shall be a clear link between the company's performance and variable awards.

3.3.2 There shall not be significant discrepancies between the company's performance and real executive payouts.

4. Maintain an independent and effective compensation committee:

4.1 No executives may serve on the compensation committee.

4.2 In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors.

ISS will generally recommend a vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote AGAINST where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

  Proposed amounts are excessive relative to other companies in the country or industry.

  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

  Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non- executive directors.

  Proposals introduce retirement benefits for non-executive directors.

2011 European Corporate Governance Policy Updates	-13-

And recommend a vote on a CASE-BY-CASE basis where:

  Proposals include both cash and share-based components to non-executive directors.

  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based compensation Guidelines

ISS will generally recommend a vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Rationale for Update:

According to our 2010-2011 Policy Survey, a substantial majority of both investors and issuers cited performance criteria and the pay-for-performance link as being among the three biggest concerns in evaluating long-term incentive plans. An overwhelming majority of investor respondents indicated that pay-for-performance disconnects (increasing compensation with declining performance) could warrant a negative vote. A majority of investor respondents also cited that disclosure issues (inconsistent and vague disclosure, especially surrounding performance) could warrant a negative vote.

For long-term investors, it is of utmost concern that a company's executive compensation system provides a clear link between pay and sustainable, long-term performance. When determining whether a company's compensation system appropriately links pay to performance, investors will naturally look at both the company's stated compensation principles as well as its application of those principles in the past, in order to assess the likelihood that the company's pay principl es will be applied consequently in future years. When a company's disclosure gives the appearance that its compensation practices are not in line with its stated policy, the result is that the credibility of the entire compensation policy is thr own into question. Therefore, if disclosure is such that an investor could reasonably conclude that the company's pay allocations deviate significantly from its stated compensation policy, then ISS may make a negative vote recommendation.

Moreover, the new policy takes into account local best practice or legal requirements that are stricter than ISS' guidelines, and subsequently eliminates reference to market-specific policies. The policy on severance pay agreements still maintains the upper limit of 24 months' pay (both fixed and short-term variable), but otherwise refers to more stringent local provisions, if any, e.g., the Netherlands or Belgium as of 2011, instead of explicit carve-outs.

2011 European Corporate Governance Policy Updates	-14-

CAPITAL MEASURES & AUDITORS

Corporate Governance Issue:

Antitakeover Mechanisms (France)

Current Recommendation: Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For France, vote management proposals to approve the issuance of warrants in the context of a takeover offer (poison pills) on a CASE-BY-CASE basis. In general, ISS would consider recommending a vote FOR such authority only if these basic minimum requirements were met, and there were no other overriding concerns:

In terms of disclosure the company would need to provide:

  The circumstances under which the board intends to issue warrants;

  A commitment to provide a board report at the time of issue on why an offer is not in the interest of shareholders;

  The pricing terms of the warrants;

  That there are no other protective or entrenchment tools;

  That the exercise of issued warrants leads to a maximum capital increase of 25 percent and/or provides for a shareholder-friendly provision that automatically cancels issued warrants when a majority of shareholders have tendered their shares.

Vote AGAINST in all other situations, including where the information disclosed is insufficient or undisclosed in a timely manner to evaluate the request.

If the company decides to consult its shareholders during a takeover, the recommendations on management proposals to approve the issuance of warrants during a takeover offer (poison pills) should be determined on a CASE-BY-CASE basis. Because this resolution is proposed during a takeover, the position of ISS will be:

(i) Either to decide that the takeover is in the best interests of shareholders and therefore recommend that shareholders vote against the issuance of warrants; or

(ii) To decide that the takeover is not in the best interests of shareholders and therefore recommend that shareholders vote for the issuance of warrants (allowing the board to negotiate directly with the bidder).

Key Change: Remove the France-specific carve-out and apply European policy to the French market.

New Recommendation:

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

2011 European Corporate Governance Policy Updates	-15-

Rationale for Update: ISS' current CASE-BY-CASE policy was adopted at a time when no specific provisions were formulated by French legislation for the convening of a general meeting during a takeover period. Therefore, the final meeting notice (including final agenda, meeting date, time, and location) had to be published, like for any other general meeting, 15 days before the meeting date upon first call and six days before the meeting date upon second call. Considering the duration of a hostile offer in France (up to 25 days), issuers had insufficient time to convene a general meeting during a takeover and that shareholders could not directly vote on the issuance of free warrants. Therefore, ISS accepted, under certain conditions, an 18-month authorization to issue free warrants in case of a takeover.

A change of the French Commercial Code, however, now gives issuers enough time to convene a general meeting in order to give shareholders an opportunity to vote on the issuance of free warrants. Therefore, there is no longer a reason to support an 18-month authorization to issue free warrants granted to the board and as such, ISS will recommend a vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Corporate Governance Issue:
Appointment of Auditors (Europe)

Current Recommendation:

Vote FOR the reelection of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  Name of the proposed auditors has not been published*;

  The auditors are being changed without explanation*; or

  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

*In Austria, Greece, Spain, and Portugal, this is only applicable to companies on the MSCI EAFE index and/or listed on the main index. In all other markets this policy is applicable to all companies.

2011 European Corporate Governance Policy Updates	-16-

Key Change: Remove the carve-out for Austria, Greece, Spain, and Portugal that applies to the fourth and fifth bullet point of the current policy above, for which the policy is only applicable to companies included in the MSCI EAFE index and/or listed on the main index, and apply this policy for all markets under ISS' European policy.

New Recommendation:

Vote FOR the reelection of auditors and/or proposals authorizing the board to fix auditor fees, unless:

-     There are serious concerns about the procedures used by the auditor;

-     There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;

-     External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

-     Name of the proposed auditors has not been published;

-     The auditors are being changed without explanation; or

-     Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Rationale for Update:

Good corporate governance standards in almost all western markets require disclosure of fundamental information, such as names of the auditors or the explanation why auditors have been changed, in an appropriate time prior to a general meeting. Consequently, a company in a developed western European market, such as Austria, Spain, Portugal, or Greece, should not deviate from this fundamental governance principle that ISS strongly supports and upon which it bases this updated policy, similar to the above policy amendment regarding the disclosure of nominee names.

2011 European Corporate Governance Policy Updates	-17-

Canadian Corporate Governance Policy

2011 Updates

November 19, 2010

Research Central

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS' Canadian Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb. 1, 2011

Updated Nov. 19, 2010

DISCLOSURE/DISCLAIMER ..............................................................................................................................................	3

RESEARCH COVERAGE ......................................................................................................................................................	4

Country of Incorporation vs. Country of Listing— Application of Policy ....................................................................	4

BOARD – TSX GUIDELINE .................................................................................................................................................	5

Board Independence/Board Committee Structure ...........................................................................................................	5
Majority Independent Board/Separate Compensation and Nominating Committees .............................................	5

COMPENSATION – TSX GUIDELINE ..............................................................................................................................	7

Equity Compensation Plans .................................................................................................................................................	7
Dilution and Burn Rate Assessment Where No Compensation Model Applies ....................................................	7

CAPITAL/RESTRUCTURING – TSX GUIDELINE .........................................................................................................	9

Articles of Incorporation/ By-Laws ....................................................................................................................................	9

SHAREHOLDER RIGHTS & DEFENSES – TSX GUIDELINE ......................................................................................	11

Poison Pills (Shareholder Rights Plans) ...........................................................................................................................	11

BOARD – TSX VENTURE GUIDELINE ..............................................................................................................................	14

Insiders on Key Committees .................................................................................................................................................	14

2011 Canadian Corporate Governance Policy Updates	2

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 Canadian Corporate Governance Policy Updates	3

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing— Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10- Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have "redomesticated," i.e., re- incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS' policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer's market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our  2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS' U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 Canadian Corporate Governance Policy Updates	4

BOARD – TSX GUIDELINE

Corporate Governance Issue:

Board Independence/Board Committee Structure

Majority Independent Board/Separate Compensation and Nominating Committees

Current Recommendation: FOR S&P/TSX Composite Companies Only:

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

  The board is less than majority independent; OR

  The board lacks a separate compensation or nominating committee.

Key Change: Expand application of policy to all TSX companies

New Recommendation: Applicable to All TSX Companies:

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

  The board is less than majority independent; OR

  The board lacks a separate compensation or nominating committee.

Rationale for Update: The policy update reflects best practice as it relates to board/committee independence.

The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Canadian best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that all company boards should have a majority of independent directors (Board Independence 3.1). In addition, National Policy 58-201 recommends that all company boards should appoint a nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

A 2008 review of roughly 532 core1 TSX reporting issuers revealed that 19 percent of these issuers either did not have majority independent boards or lacked either a compensation or nominating committee.  A comparable review based on 2010 proxy season shows that of roughly 575 core TSX reporting issuers, about 29 percent fell short on at least one of these three standards.

The published voting guidelines of public funds and other large institutional investors now indicate that votes should be withheld from directors at any company where the board is less than majority independent. Furthermore, feedback from

1 Core refers to those companies having more than 15 ISS institutional client shareholders.

2011 Canadian Corporate Governance Policy Updates	5

ISS' policy outreach discussions indicates that an overwhelming majority of ISS' clients support application of this policy to the broader TSX market.

2011 Canadian Corporate Governance Policy Updates	6

COMPENSATION – TSX GUIDELINE

Corporate Governance Issue:

Equity Compensation Plans

Dilution and Burn Rate Assessment Where No Compensation Model Applies

Current Recommendation:

No formal written policy specifically addressing this need.

Key Change: Codify current practice into policy to supplement the Cost of Equity Plan policy where the compensation model cannot be run applied to lack of historic data for plans introduced as part of Income Trust Conversion or other M&A transaction.

New Recommendation:

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

•     Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable

   o  Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data

•     Plan Amendment Provisions: The provisions do not meet ISS guidelines

•     Non-Employee Director Participation: Participation of directors is discretionary or unreasonable

•     Pay for performance: There is a disconnect between CEO pay and the company’s performance

•     Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval

•    Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Cost of Equity Plans

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price time common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard GICS codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics, for each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upward or downward for the specific company by incorporating the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

2011 Canadian Corporate Governance Policy Updates	7

Generally vote AGAINST the proposed equity plan if the dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis, OR if the historic burn rate for all company plans has been more than 2 percent per year. If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote AGAINST is warranted.

Rationale for Update: In a limited number of cases, it is not possible to calculate the SVT using the binomial model due to a lack of historical data required for certain model inputs. This situation arises in the case of income trust conversions and other M&A transactions where the resulting corporate entity would not have enough relevant historic data (i.e., average share price or volatility), to use a binomial model evaluation. The dilution and burn rate assessment described here has been implemented in these cases and the policy document is being updated to reflect this additional policy application. The thresholds implemented in the policy reflect the maximum allowable as per the guidelines of institutional investors.

2011 Canadian Corporate Governance Policy Updates	8

CAPITAL/RESTRUCTURING – TSX GUIDELINE

Corporate Governance Issue:

Articles of Incorporation/ By-Laws

Current Recommendation:

Generally vote FOR proposals to amend or replace bylaws if:

  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “ housekeeping” amendments; and

  The bylaws as amended will not result in any of the three unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new bylaw proposal, if any of the following conditions applies:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

  The quorum for a meeting of directors is less than 50 percent of the number of directors; and

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors.

Key Change: Clarify that an against recommendation may also result if the proposed articles/bylaws raise other corporate governance concerns such as granting blanket discretionary authority to the board related to capital authorization or alteration of capital structure without shareholder approval.

New Recommendation:

Generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

  The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

Vote AGAINST proposals to amend or replace articles/bylaws if any of the following conditions applies:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

  The quorum for a meeting of directors is less than 50 percent of the number of directors;

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors; and

  The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval.

Rationale for Update: ISS includes three specific criteria in its policy guidelines with respect to article or bylaw provisions that raise investor concerns regarding shareholder rights and independent board representation. In addition, board discretion to adopt or implement practices that would have a negative impact on shareholders without giving shareholders

2011 Canadian Corporate Governance Policy Updates	9

the opportunity to vote on such actions should not be supported. For example, blanket authority granting the board discretion to create or issue an unlimited number of blank check preferred shares without prior shareholder approval would not be supported.

2011 Canadian Corporate Governance Policy Updates	10

SHAREHOLDER RIGHTS & DEFENSES – TSX GUIDELINE

Corporate Governance Issue:

Poison Pills (Shareholder Rights Plans)

Current Recommendation:

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with "new generation" rights plans and its scope is limited to the following two specific purposes:

•   To give the board more time to find an alternative value enhancing transaction; and

•   To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•    The plan gives discretion to the board to either:

o    Determine whether actions by shareholders constitute a change in control;

o    Amend material provisions without shareholder approval;

o    Interpret other provisions;

o    Redeem the rights or waive the plan’s application without a shareholder vote; or

o    Prevent a bid from going to shareholders.

•    The plan has any of the following characteristics:

o    Unacceptable key definitions;

o    Flip-over provision;

o    Permitted bid period greater than 60 days;

o    Maximum triggering threshold set at less than 20 percent of outstanding shares;

o    Does not permit partial bids;

o    Bidder must frequently update holdings;

o    Requirement for a shareholder meeting to approve a bid; and

o    Requirement that the bidder provide evidence of financing.

•    The plan does not:

o    Include an exemption for a “permitted lock up agreement;”

o    Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

o    Exclude reference to voting agreements among shareholders.

Key Change: Add reference to two new unacceptable features: Shareholder Endorsed Insider Bid and Derivatives Clause found in the key definitions, each of which would result in an against vote recommendation.

New Recommendation:

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with "new generation" rights plans and its scope is limited to the following two specific purposes:

2011 Canadian Corporate Governance Policy Updates	11

  To give the board more time to find an alternative value enhancing transaction; and

  To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•    The plan gives discretion to the board to either:

o    Determine whether actions by shareholders constitute a change in control;

o    Amend material provisions without shareholder approval;

o    Interpret other provisions;

o    Redeem the rights or waive the plan’s application without a shareholder vote; or

o    Prevent a bid from going to shareholders.

•    The plan has any of the following characteristics:

o    Unacceptable key definitions;

o    Reference to Derivatives Contracts within definition of Beneficial Owner;

o    Flip-over provision;

o    Permitted bid period greater than 60 days;

o    Maximum triggering threshold set at less than 20 percent of outstanding shares;

o    Does not permit partial bids;

o    Includes Shareholder Endorsed Insider Bid provision;

o    Bidder must frequently update holdings;

o    Requirement for a shareholder meeting to approve a bid; and

o    Requirement that the bidder provide evidence of financing.

•    The plan does not:

o    Include an exemption for a “permitted lock up agreement;”

o    Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

o    Exclude reference to voting agreements among shareholders.

Rationale for Update: The extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan. Under the provision, the person's deemed ownership extends, as well, to any securities owned by an associate or affiliate of the counterparty and includes any securities owned by any second counterparty (and its associates or affiliates) with whom the first counterparty or any of its associates or affiliates enters into a derivatives contract and any successive counterparties with whom any of the previously described persons or any of their associates or affiliates enters into a derivatives contract. As a result, the receiving party may be deemed to own beneficially securities (defined in the Plan as "notional securities") that it has no right to acquire. And if a derivatives contract gives the receiving party a right to acquire the securities to which it relates, the securities would be treated as beneficially owned under the provision (standard paragraph (b) or (ii)) that catches any securities as to which a person or its affiliates or associates has the right to become the owner at law or in equity, where such right is exercisable immediately or within 60 days of the date of the determination of beneficial ownership.

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional avenue to proceed with a takeover bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision generally permits an Insider holding 10 percent of the voting shares to launch a bid by means of a takeover bid circular and requires that more than 50 percent of the common shares held by shareholders other than the

2011 Canadian Corporate Governance Policy Updates	12

Insider and its joint actors, have been tendered to the takeover bid at the time of first take up under the bid. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

2011 Canadian Corporate Governance Policy Updates	13

BOARD – TSX VENTURE GUIDELINE

Corporate Governance Issue:

Insiders on Key Committees

Current Recommendation:

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the compensation committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors who:

  Are insiders (and the whole slate if the slate includes such individual directors) and the entire board fulfills the role of compensation committee and the board is not majority independent.

The existence of nominating committees among venture issuers is still rare and for this reason we have not extended this policy to nominating committees at this time.

Key Change:  Extending the policy to include the nominating committee.

New Recommendation:

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the compensation or nominating committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent.

Rationale for Update: While roughly three-quarters of reporting venture issuers still do not have a separate nominating committee, in cases where there is a separate nominating committee in place, the expectation should be that this key committee should also be majority independent just as the entire board is expected to be majority independent if fulfilling this role. This policy change reflects the growing recognition of the importance of an independent nominating committee and an increased demand for substantive corporate governance requirements even at the venture level, as expressed by institutional investors recently in response to proposed regulatory change that would ease requirements for venture issuers.

2011 Canadian Corporate Governance Policy Updates	14

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

As of the filing date of this report, the Blue Chip Value Fund is managed by the Value Research Team at Denver Investments. Mr. Kris Herrick, CFA, is the Director for this investment team. He works closely with four analysts, Mr. Mark Adelmann, CFA, CPA (Inactive), Mr. Troy Dayton, CFA, Mr. Derek R. Anguilm, CFA and Ms. Lisa Ramirez, CFA (the “Team”). These individuals have each been assigned specific industries to focus their research efforts. The Team is further supported by additional analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Team typically seeks to reach consensus on all investment decisions.

Kris Herrick, CFA, Partner, Director of Value Research and Portfolio Manager, joined Denver Investments in 2000. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 1997). He has 14 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

Mark Adelmann, CFA, CPA (Inactive), Partner and Portfolio Manager/Analyst, joined Denver Investments in 1995. He has 32 years total investment experience and has been the Fund’s portfolio manager since June 3, 2002.

Derek Anguilm, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2000.  Prior to joining the firm he was with EVEREN Securities (since 1999). He has 12 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

Troy Dayton, CFA, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2002. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 2001) and Dresdner RCM Global Investors (since 1998). He has 15 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

Lisa Ramirez, CFA, Partner and Portfolio Manager/Analyst, joined Denver Investments as a portfolio administrator in 1993. She became an analyst on the Mid-Cap Growth team in 1997 and joined the Value team in 2005.  She has 18 years total investment experience and joined the Fund’s portfolio management team on April 30, 2009.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (December 31, 2010), the following table summarizes the other investment activities of each portfolio manager.

Portfolio Manager:	Herrick	Adelmann	Anguilm	Dayton	Ramirez

Registered Inv Companies
Assets	$889,079,283	$887,493,544	$887,493,544	$887,493,544	$887,493,544
# of Accounts	8	7	7	7	7

Performance Based
Assets	$18,068,107	$18,068,107	$18,068,107	$18,068,107	$18,068,107
# of Accounts	1	1	1	1	1

Other Pooled Accts
Assets	$67,166,013	$67,166,013	$67,166,013	$67,166,013	$67,166,013
# of Accounts	1	1	1	1	1

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$829,002,378	$829,002,378	$829,002,378	$829,002,378	$829,002,378
# of Accounts	322	322	322	322	322

Performance Based
Assets	$242,750,631	$242,750,631	$242,750,631	$242,750,631	$242,750,631
# of Accounts	2	2	2	2	2

Grand Totals
Assets	$1,785,247,674	$1,783,661,935	$1,783,661,935	$1,783,661,935	$1,783,661,935
# of Accounts	331*	330*	330*	330*	330*

* Totals include 259 accounts within separately managed account (SMA) wrap programs which Denver Investments serves as a portfolio manager.

Potential material conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to other accounts in addition to the Fund, include conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there can be no guarantee, Denver Investment Advisors LLC believes that the controls and oversight relating to these potential material conflicts of interest involving the Fund and its other managed funds and accounts is effective.

(a)(3)  Manager Compensation

Denver Investments is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors: investment performance, growth and/or retention of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investments, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites compared to the applicable benchmark index and peer group data, rather than any specific Fund or account result.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus. A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners. The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in Denver Investments’ defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in the Blue Chip Value Fund by each portfolio manager as of December 31, 2010:

Portfolio Manager	Ownership Range
Kris Herrick	$0
Mark Adelmann	$10,000-$50,000
Derek Anguilm	$0
Troy Dayton	$0
Lisa Ramirez	$10,000-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s By-Laws were amended effective September 7, 2010 to, among other things, clarify procedures for and adjust the timing of and information that stockholders must provide when proposing director nominations at annual and special stockholder meetings.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)   Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 7, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 7, 2011

By:       /s/ Jasper R. Frontz

            Jasper R. Frontz

Treasurer and Chief Financial Officer

Date:    March 7, 2011